UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2015

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by U.S. Bancorp (the "Company") to announce the designation of covered debt under certain of the Company’s replacement capital covenants, as required under the terms of those agreements.

Reference is hereby made to certain of the Company’s replacement capital covenants, as amended from time to time, executed: (i) June 10, 2010, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock; (ii) April 20, 2012, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock; and (iii) May 2, 2013, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock (together, as amended, the "Replacement Capital Covenants"). Additional information with respect to the terms of the Replacement Capital Covenants is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on February 21, 2014.

The Company’s 2.20% Medium-Term Notes, Series T, due 2016 (CUSIP No. 91159HHB9) (the "2016 Notes"), were previously designated as the covered debt under the Replacement Capital Covenants. The 2016 Notes are no longer the covered debt under each Replacement Capital Covenant and the Company’s 1.95% Medium-Term Notes, Series T, due 2018 (CUSIP No. 91159HHE3) are the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for the Series A Non-Cumulative Perpetual Preferred Stock, the Series G Non-Cumulative Perpetual Preferred Stock and the Series H Non-Cumulative Perpetual Preferred Stock. The Replacement Capital Covenants and related amendments are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Replacement Capital Covenant, dated as of June 10, 2010, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on June 10, 2010).

99.2 Amendment to Replacement Capital Covenants, dated as of June 3, 2011, amending the Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010 (incorporated herein by reference to Exhibit 99.5 of the Company’s Form 8-K filed on June 3, 2011).

99.3 Replacement Capital Covenant, dated as of April 20, 2012, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on April 20, 2012).

99.4 Replacement Capital Covenant, dated as of May 2, 2013, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on May 2, 2013).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

January 30, 2015	By:	/s/ James L. Chosy

Name: James L. Chosy
Title: Executive Vice President, General Counsel and Corporate Secretary